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Exhibit 99.8

HALO Industries, Inc.
January 2002

Case #01-10000 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Jan. 2002

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH—END OF MONTH

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP CASH FLOW PROJECTION FOR THE WEEK ENDING	Actual Jan	Budget Jan	Variance Fav/(Unfav)
CASH RECEIPTS	21,695	22,400	(704)
OTHER CASH RECEIPTS	7,890		7,890
TOTAL CASH RECEIPTS	29,585	22,400	7,186
CASH REQUIREMENTS
PRODUCT	8,804	13,666	4,862
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	1,289	3,778	2,489
WAGES	517	693	176
SEVERANCE	—	—	—
PAYROLL TAX	137	342	205
SALES ASST.	—	—	—
SAMPLE EXPENSE	61	95	34
MARKETING EXP	0	—	(0)
CATALOGS	31	144	113
ADVERTISING	5	18	12
AUTOMOBILE	—	4	4
TRAVEL	—	25	25
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	0	—	(0)
EXHIBITS & SHOWS	—	41	41
NATIONAL MEETING EXP.	—	5	5
REGIONAL EXP MEETING	—	—	—
REBATE, ROYALTIES & REFUNDS	4	150	147
RECRUITING EXPENSE	—	3	3
TELEMARKETING	—	2	2
TOTAL SELLING	2,045	5,299	3,254
G&A EXPENSES
WAGES	1,243	1,481	238
WAGES — SEVERANCE	156	277	121
RETENTION BONUS	455	855	400
TEMP HELP	41	45	4
SALARY — OTHER	—	—	—
PAYROLL TAXES	166	157	(9)
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	1	9	8
401K EXP	—	24	24
GROUP INSURANCE	4	—	(4)
SELF INSURANCE CLAIMS	677	230	(447)
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	42	30	(13)
M&E	19	17	(2)
AUTO EXP	—	2	2
RENT EXPENSE	116	444	328
RENT ADD ON EXP	49	168	119
UTILITIES	43	9	(35)
R&M & CAP EX	78	7	(71)
ALARM SERVICE	3	0	(3)
MOVING EXP	6	5	(1)

EQUIP RENTAL	408	40	(368)
REAL ESTATE TAXES	7	1	(5)
TELEPHONE	806	120	(686)
TELEPHONE REPAIRS	7	6	(1)
FREIGHT HOUSE	123	83	(41)
POSTAGE	3	18	14
COLLECTION EXP	2	7	4
BANK/CREDIT CARD FEES	2	120	118
OFFICE EXP	9	42	33
PRINTING/STATIONARY	7	28	20
DUES & SUBS	4	7	3
DATA LINES	—	49	49
COMPUTER SUPPLIES	3	6	3
COMPUTER SUPPORT	42	12	(30)
OFFICE SUPPLIES	15	12	(3)
ART SUPPLIES	—	20	20
SHOP SUPPLIES	—	1	1
SHIPPING SUPPLIES	31	15	(16)
PROFESSIONAL FEES	597	366	(231)
GEN LIAB & PROPERTY	—	140	140
PUBLIC COMPANY EXPENSES	8	52	44
BUS LICENSES & FEES	1	33	32
USE TAX	0	1	1
TAX PENALTIES	0	10	10
SALES TAX	169	—	(169)
CONTRIBUTIONS	—	1	1
INTEREST	309	176	(133)
MISCELLANEOUS	14	23	9
MANAGEMENT FEE/(RECEIPT)	—	(750)	(750)
TOTAL G&A	5,667	4,393	(1,273)
TOTAL CASH DISBURSEMENTS	16,516	23,359	6,843
NET CASH FLOW	13,069	(959)	14,028

HALO Industries, Inc.
January 2002

Case #01-10000 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
January 31, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$12,467,678	$232,774,920
Less: Returns and Allowances	—	(83)
Net Revenue	$12,467,678	$232,774,836
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	8,782,994	167,492,292
Gross Profit	3,684,684	65,282,544
OPERATING EXPENSES
Advertising	17,010	575,898
Auto and Truck Expenses	571	69,005
Bad Debts	39,061	701,052
Contributions
Employee Benefits Programs	367,529	6,882,526
Insider Compensation*	2,109,038	40,850,456
Insurance	64,627	672,163
Management Fee/Bonuses	401,020	1,352,948
Office Expense	41,596	917,293
Pension & Profit Sharing Plans
Repairs and Maintenance	121,634	941,532
Rent and Lease Expense	598,135	13,662,880
Salaries/Commission/Fees	1,627,916	21,681,906
Supplies	79,259	921,483
Taxes — Payroll	214,102	2,104,650
Taxes — Real Estate
Taxes — Other	20,053	716,817
Travel and Entertainment	55,281	1,846,482
Utilities	4,712	897,428
Other (attach schedule)	129,041	20,352,225
Total Operating Expenses Before Depreciation	5,890,585	115,146,743
Depreciation/Depletion/Amortization	436,022	5,915,624
Net Profit (Loss) Before Other Income & Expenses	(2,641,922)	(55,779,823)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	(66,242)	(202,532)
Interest Expense	670,533	3,572,696
Other Expense (attach schedule)	—	885
Net Profit (Loss) Before Reorganization Items	(2,037,631)	(52,408,774)
REORGANIZATION ITEMS
Professional Fees	492,992	8,257,304
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(36,405,807)
Other Reorganization Expenses (attach schedule)	4,446,041	29,130,029
Total Reorganization Expenses	4,939,033	981,526
Income Taxes	—	7,308
Net Profit (Loss)	$(6,976,664)	$(53,397,608)
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
January 31,  2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	63,021	478,760
Marketing	—	—
Catalogs	20,414	5,136,766
Promotion and business development	1,985	17,867
Exhibit & show expenses	1,744	107,105
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	10,804	185,849
Recruiting expense	503	503
Telemarketing — phone	409	1,597
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	303,511	1,692,158
Postage and freight	172,953	856,726
Bank fees / credit card charges	79,035	571,474
Computer expenses	55,861	159,274
Public company expenses	47,062	306,471
Other	(154,901)	4,512,120
Allocation Exp	(473,360)	(2,711,931)
Total Other	129,041	11,345,453

HALO Industries, Inc.
January 2002

Case #01-10000 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
January 31, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(10,492,182)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	36,330,437	47,810,047
Notes Receivable	—	—
Inventories	4,946,768	12,658,204
Prepaid Expenses	3,633,526	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	194,634,840	192,206,777
TOTAL CURRENT ASSETS	$229,053,388	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	297,850	3,942,889
Machinery and Equipment	15,067,028	16,998,197
Furniture, Fixtures and Office Equipment	4,286,376	9,717,576
Leasehold Improvements	2,130,975	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(12,286,207)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$9,552,700	$18,225,785
OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	230,245,225	233,583,342
TOTAL OTHER ASSETS	$230,245,225	$233,583,342
TOTAL ASSETS	$468,851,313	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Accounts Payable	972,661	27,060,128
Taxes Payable (refer to FORM MOR-4)	(10,386,876)	(11,489,445)
Wages Payable	8,772,659	8,197,012
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	28,906,332	47,213,511
TOTAL POSTPETITION LIABILITIES	$28,264,776	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	32,734,478	—
TOTAL PRE-PETITION LIABILITIES	$32,734,478	$—
TOTAL LIABILITIES	$60,999,254	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings — Postpetition	(6,878,085)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(2,357,736)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$408,395,869	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	$469,395,123	$513,446,909

* "Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
January 31,2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments—	—
Intercompany Receivable (Payable)	194,634,840	192,206,777
Other Current Assets	194,634,840	192,206,777
Other Assets
Intangible Assets	8,915,078	14,051,075
Officer advances	(2,471)	30,938
Sample Inventory	6,680	6,680
Marketable securities	25,000	25,000
Note receivable	2,999,977	(23)
CSV — Life insurance	126,341	1,202,742
Security deposits	261,652	287,341
Other assets — miscellaneous	12,066	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	230,245,225	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	1,682,024	574,217
Accounts payable — rebates receivable	(1,219,339)	(1,314,249)
Accounts payable — manual	6,283,204	9,916,853
Customer deposit	1,509,334	4,882,994
Accrued interest	4,742	4,742
Accrued WIP costs	—	—
Accrued expenses other	7,108,776	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	6,281,081	9,213,061
Term loans	—	—
Line of credit	6,132,298	15,272,006
Capital lease obligations	—	—
Deferred rent	284	—
Deferred compensation	116,196	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	28,906,332	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,422,116)	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	—	18,980,358
Adjustments to Owner Equity	(2,357,736)	17,654,646

HALO Industries, Inc.
January 2002

Case #01-10000 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 01-10000
Debtor	Reporting Period: Jan. 2002

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Tax Ending Liability
Federal
Withholding
FICA Employee
FICA Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        Current vendor payments terms are Net 7 from receipt date of invoice.

FORM MOR-4
(9/99)

*"Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
January 1, 2002 to January 31, 2002

Vendor #	Payable To/ Address	Total Amount of Check
64160	Alabama Department of Revenue Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199	$2,028.96
3839	Tax Trust Acct Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725	$152.60
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$15.79
	Baldwin County Sales & Use Tax Department P.O. Box 369 Foley, AL 36536	$16.84
65228	City of Birmingham P.O. Box 10566 Birmingham, AL 35296-0001	$—
	Cullman County 402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206	$23.67
66096	City of Decatur Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822	$50.46
CITYH	City of Huntsville City Clerk P.O. Box 040003 Huntsville, AL. 35804	$98.02
	Jefferson County Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710	$—
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$3.08
65556	Colorado Department of Revenue Taxpayer Service Division 1375 Sherman Street Denver, CO 80261	$2,006.00

Just Added 4/1/2001	City & County of Denver Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430	$311.45
64194	Commissioner of Revenue Services Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030	$6,845.58
	State Tax Commission PO Box 76 Boise, ID 83707	$3,835.88
61177	Massachusetts Department of Revenue P.O. Box 7039 Boston, MA 02204	$2,083.04
14260	State of Michigan Dept 77802 Detroit, MI 48277-0003	22,496.51
63050	Minnesota Department of Revenue Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622	$963.00
65295	New Jersey Sales Tax CN-999 Trenton, NJ 08646-0999	$12,278.12
63239	NYS Sales Tax Processing General Post Office PO Box 1208 New York, NY 10116-1208	$18,674.02
14259	North Carolina Department of Revenue PO Box 25000 Raleigh, NC 27640	$17,797.52
14259	North Carolina Department of Revenue Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640	$203.42
3568	Treasurer of State of Ohio P.O. Box 16560 Columbus, OH 43266-00600	$139.58
64193	South Carolina Tax Commission SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102	$2,538.00
61175 note new address	Virginia Department of Taxation Processing Services Division PO Box 26626 Richmond, VA 23261-6626	$5,200.54

22156	State of Washington Department of Revenue PO Box 34051 Seattle, WA 98124-1051	$4,167.04
16090 Qtrly	City of Bellevue P.O. Box 34372 Seattle, WA 98124-1372	$—

Subtotal of checks required		101,929.12

EFT's	NO CHECKS ARE REQUIRED	EFT's
	California Board of Equalization	$67,033.00
	Florida Dept of Revenue	$18,152.57
	Georgia Dept of Revenue	$62,859.27
	Indiana Dept of Revenue	$2,557.44
Prepays 2/7/2002	Illinois Dept of Revenue	$23,661.00
Prepays 2/15/2002	Illinois Dept of Revenue	$23,661.00
Prepays 2/22/2002	Illinois Dept of Revenue	$23,661.00
Prepays 2/28/2002	Illinois Dept of Revenue	$23,661.00
	Illinois Dept of Revenue	$—
	PA Dept of Revenue	$3,061.53
	Tennessee Department of Revenue	$10,828.00
	Texas Dept of Revenue	$42,529.22
	Wisconsin Department of Revenue	$2,374.52

Subtotal of EFTS		$304,039.55

Total Sales Tax Payments		$405,968.67

QuickLinks

January 2002 Consolidated HALO DIP
January 2002 Consolidated Statement of Operations
January 2002 Consolidated Balance Sheet
January 2002 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments